                                                             Exhibit 10ww(i)
                                                             ---------------

                            TRUST AGREEMENT NO. 3

                                     for

                            PACIFIC TELESIS GROUP

                   EXECUTIVE SUPPLEMENTAL PENSION BENEFITS



                    Amendment Effective November 22, 1996


                                AMENDMENT TO

                               TRUST AGREEMENT
                                     for
                            PACIFIC TELESIS GROUP
                   EXECUTIVE SUPPLEMENTAL PENSION BENEFITS

THIS AGREEMENT is by and between Pacific Telesis Group, a Nevada Corporation
("PTG")  and Bankers  Trust  Company,   New  York banking  corporation  (the
"Trustee").

WHEREAS, PTG and the Trustee have maintained a Trust under the terms of a trust agreement dated as of the 1st day of January, 1994 (the "Trust Agreement"), between PTG and the Trustee, to serve as a medium for the accumulation and investment of funds for the payment and administration of certain non-qualified pension benefit payments, as previously set forth in Appendix A of the Trust Agreement; and

     WHEREAS, by resolution of its Board of Directors dated June 23, 1995, PTG adopted the Pacific Telesis Group Executive Supplemental Pension Plan, to merge and replace the Pacific Telesis Group Executive Nonqualified Pension Plan and the Pacific Telesis Group Supplemental Executive Retirement Plan; and

     WHEREAS, by resolution of its Board of Directors dated November 22, 1996, PTG adopted the Pacific Telesis Group Executive Supplemental Cash Balance Plan, to replace the Pacific Telesis Group Executive Supplemental Pension Plan for officers terminating employment after March 22 ,1996; and

     WHEREAS, by resolution of its Board of Directors dated November 22, 1996, PTG has determined that certain additional pension benefits payable to officers shall be paid out of the assets of the Trust; and

     WHEREAS, PTG and the Trustee mutually desire to amend the terms of the Agreement to clarify the benefits payable out of the trust assets;

     NOW, THEREFORE, PTG and the Trustee hereby agree as follows:

     1. Effective November 22, 1996, Appendix A of the Trust Agreement is amended in its entirety as attached hereto.

     2. Except as hereby amended, the terms of the Trust Agreement shall continue in effect as expressed in the instrument dated as of the 1st day of January, 1994.

PTG and the Trustee have caused this Trust Agreement to be executed by their respective duly authorized officers.


PACIFIC TELESIS GROUP                          BANKERS TRUST COMPANY


By: /s/ J. R. Moberg                           By: /s/ Jaclyn Winter
    ---------------------------------             -------------------
           J. R. Moberg
Executive Vice President-Human Resources



                                 APPENDIX  A

                           EXECUTIVE BENEFIT PLANS


Pacific Telesis Group Executive Supplemental Pension Plan

Pacific Telesis Group Executive Supplemental Cash Balance Plan

Pacific Telesis Group Mid-Career Pension Plan (solely with respect to benefits accrued by participants who are officers of the Company)

Pre-1990 Retiree Supplemental Executive Retirement Benefit Program (providing certain retirement benefits in excess of the limitations imposed by Internal Revenue Code section 415 and 401(a)(17) on qualified plans to certain officers who retired prior to 1990)

Officer Supplemental Pension Benefits Authorizations (such supplemental pension benefits payable to officers as approved by the Company from time to time by its Board of Directors or Compensation and Personnel Committee, and certified to the Trustee by the Executive Vice President-Human Resources or the Executive Vice President, Chief Financial Officer and Treasurer)

                               TRUST AGREEMENT
                                     for
                            PACIFIC TELESIS GROUP
                   EXECUTIVE SUPPLEMENTAL PENSION BENEFITS

                                 APPENDIX A

                              CERTIFICATION OF
             OFFICER SUPPLEMENTAL PENSION BENEFITS AUTHORIZATION


TO THE TRUSTEE:

Pursuant to Appendix A of the Trust Agreement, the following supplemental pension benefits have been authorized by the Company as payable out of the assets of the Trust:

Officer:       D. W. Dorman
Benefit: Payments in excess of the amount payable under the PTG Executive Supplemental Pension Plan based on a pension calculated under the Executive Supplemental Pension Plan formula in effect prior to March 22, 1996 at the rate of 2.45% of final average pay per year of service (unaffected by the cash balance formula), provided, however, that after five years of service there shall be no age or other early retirement discount.

Officer:       R. W. Odgers
Benefit: In the event Mr. Odgers terminates service before attaining eligibility for the Officer Minimum Pension under the PTG Executive Supplemental Cash Balance Plan, payments in excess of the benefit payable to him under the PTG Executive Supplemental Cash Balance Plan based on a pension calculated in accordance with the terms of his Supplemental Benefit Agreement with the Company, dated October 29, 1993.


PACIFIC TELESIS GROUP

By:    /s/ J. R. Moberg                                  Date:  11/27/96
   -----------------------------------                          --------
           J. R. Moberg
Executive Vice President-Human Resources